SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report
(Date of earliest event reported) September 18, 2001
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                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
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ITEM 5. OTHER EVENTS

      On September 18, 2001, Standard & Poor's issued the following news release regarding General Motors Corporation's (GM) credit rating outlook. The release is as follows:

      Standard & Poor's on Tuesday, September 18, 2001 said the attacks on the World Trade Center and the Pentagon "increase the likelihood" of downgrades for GM.

      The credit rating agency said U.S. consumer confidence had fallen, which will further pinch declining auto sales.

      "Industry demand is now expected to be exceptionally weak for the next two quarters at least, and the likelihood of any improvement beyond that time is highly uncertain," it said. "Moreover, there could well be a deterioration in the U.S. producers' product mix."

      S&P said GM already suffered from rising pricing pressure, market share erosion and unprofitable non-U.S. operations.

      Downgrades ordinarily raise borrowing costs. S&P rates GM's long- and short-term debt "A" and "A-1", respectively its sixth and second highest investment grades. It said it expects to complete its reviews by the end of October.

                                     # # # #


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    October 3, 2001
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                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)














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